FOR IMMEDIATE RELEASE
Leidos to acquire L3Harris Technologies’ Security Detection and Automation Businesses Expanding Product Portfolio in High-Growth, Global Security Market

Transaction Adds Complementary Technology and Products, Creating a Comprehensive Security and Detection Portfolio

Projected to be Immediately Accretive to Leidos' Revenue Growth, EBITDA Margins and Non-GAAP EPS upon closing

Accelerates Innovation, Diversifies Revenues, Enhances Scale

Leidos to Host Conference Call Today at 7:30 a.m. ET

Reston, Va., Feb. 4, 2020 - Leidos Holdings, Inc. (NYSE: LDOS) (“Leidos”), a FORTUNE® 500 science and technology leader, today announced that it has entered into a definitive agreement to acquire L3Harris Technologies’ (NYSE: LHX) (“L3Harris”) Security Detection and Automation businesses, for $1 billion in cash. The Boards of Directors of both companies unanimously approved the transaction.
L3Harris’ Security Detection and Automation businesses provide airport and critical infrastructure screening products, automated tray return systems and other industrial automation products. With headquarters in Tewksbury, Mass. and Luton, England, the combined businesses have 1,200 employees and a global sales and services operations footprint with more than 20,000 systems deployed world-wide across more than 100 countries. The businesses serve customers in the aviation, transportation, government and critical infrastructure markets.
“The acquisition of these businesses will help accelerate our growth and innovation and enable us to offer the market a comprehensive security platform,” said Leidos Chairman and CEO Roger Krone. “The businesses further our commitment to a diversified revenue stream, by expanding our customer penetration into 75 additional countries. This transaction is projected to be immediately accretive to revenue growth, EBITDA margins, and non-GAAP EPS upon closing.”
Krone continued, “This powerful portfolio of technology and the outstanding team of employees that support it complement the Leidos team well. The work this team performs is vital to securing so many important locations – where passengers count on equipment reliability and efficiency to keep them safe. This mission is consistent with our company’s goal of making the world safer, healthier and more efficient. Together, we will advance our strategy of helping secure some of the world’s most critical infrastructure and the individuals who travel through it. I look forward to welcoming these L3Harris employees to Leidos and working together to continue our important work.”
Compelling Strategic and Operational Benefits

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Expands Product Portfolio in High-Growth, Global Security Market: This acquisition adds complementary products that expand Leidos’ offerings to create a comprehensive security and detection platform. These products include checkpoint security products like checkpoint CT scanners, people scanners, comprehensive explosives trace detectors, checked baggage screeners and automated tray return systems (ATRS). The addition of this technology to the Leidos portfolio will enhance the company’s offerings in a global security product market projected to grow in excess of the federal budget.

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Diversifies Revenue Through Increased International Presence: This business expands our customer penetration internationally, helping deliver on a stated objective to diversify revenue globally. The deal will increase Leidos’ international security products revenue more than six-fold.

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Enhanced Scale Accelerates Growth & Innovation: The acquisition enables Leidos to complement its existing successful global border and port sales channel by leveraging the acquired businesses’ global airport sales channel across the full Leidos portfolio of product and service solutions. The acquisition also enables the company to leverage technology investments across the combined portfolio to accelerate innovation and improve service efficiency for customers.

Transaction Details
The transaction is expected to be immediately accretive to Leidos’ revenue growth, EBITDA margins, and non-GAAP diluted earnings per share upon closing.
Leidos expects to fund the $1 billion cash transaction through a combination of cash on hand and incremental debt.
Approvals and Timing
The transaction is expected to close by the end of the second quarter of 2020, subject to the satisfaction of customary closing conditions, including receipt of regulatory approvals.
Advisors

Leidos retained Credit Suisse Securities (USA) LLC as financial advisor, and Fried, Frank, Harris, Shriver, & Jacobson LLP and DLA Piper as legal advisors in connection with the transaction. Leidos also retained PwC as operations and accounting advisor.
Conference Call & Webcast
Leidos management will host a conference call beginning at 7:30 a.m. ET today, Feb. 4, 2020, to discuss the transaction. Analysts and institutional investors may participate by dialing +1 (877) 869-3847 (U.S. dial-in) or +1 (201) 689-8261 (international dial-in).
A live audio broadcast of the conference call along with a supplemental presentation will be available to the public through links on the Leidos Investor Relations website (http://ir.leidos.com).
After the call concludes, an audio replay can be accessed on the Leidos Investor Relations website or by dialing +1 (877) 660-6853 (toll-free U.S.) or +1 (201) 612-7415 (international callers) and entering conference ID 13698829. The replay will be available through Feb. 11, 2020.
About Leidos
Leidos is a Fortune 500® information technology, engineering, and science solutions and services leader working to solve the world's toughest challenges in the defense, intelligence, homeland security, civil, and health markets. The company's 36,000 employees support vital missions for government and commercial customers. Headquartered in Reston, Va., Leidos reported annual revenues of approximately $10.19 billion for the fiscal year ended December 28, 2018. For more information, visit www.leidos.com.

Cautionary Statement Regarding Forward-Looking Statements
The forward-looking statements contained in this release involve risks and uncertainties that may affect Leidos’ operations, markets, products, services, prices and other factors as discussed in filings with the Securities and Exchange Commission (the "SEC").  Without limiting the foregoing, forward-looking statements often use words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “seek,” “project”, “target,” “goal,” “may,” “will,” “would,” “could,” “should,” “can,” “continue” and other words of similar meaning in connection with a discussion of the transaction or future operating or financial performance or events. These risks and uncertainties include, but are not limited to, economic, competitive, legal, governmental and technological factors. Accordingly, there is no assurance that the expectations of Leidos will be realized. This release also contains statements about the proposed acquisition of the security detection and automation businesses of L3Harris Technologies, Inc. that are based on assumptions currently believed to be valid but involve significant risks and uncertainties, many of which are beyond Leidos’ control, which could cause Leidos’ actual results to differ materially from these forward-looking statements with respect to the transaction, including risks relating to the completion of the transaction on anticipated terms and timing, including regulatory approvals, anticipated tax treatment, ability to retain key personnel, the dependency of the transaction on market conditions and the impact of a change in market conditions on the value to be received in the transaction, unforeseen liabilities, future capital expenditures, uncertainty as to the expected financial condition and economic performance of the company following the closing, including future revenues, expenses, earnings, indebtedness, losses, prospects, business strategies for the management, expansion and growth of the company following the closing, Leidos' ability to integrate the businesses successfully and to achieve anticipated synergies, and the risk that disruptions from the transaction will harm Leidos' business. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Leidos' consolidated financial condition, results of operations or liquidity. For a discussion identifying additional important factors that could cause actual results to vary materially from those anticipated in the forward-looking statements, see Leidos' filings with the SEC, including "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" in Leidos' annual report on Form 10-K for the year ended December 2018, and in its quarterly reports on Form 10-Q which are available at http://www.Leidos.com and at the SEC's web site at http://www.sec.gov. The forward-looking statements contained in this release are made only as of the date of this release. Readers are cautioned not to put undue reliance on forward-looking statements. Leidos assumes no obligation to provide revisions or updates to any forward-looking statements should circumstances change, except as otherwise required by securities and other applicable laws.

Media:

Melissa Koskovich
(571) 526-6850
koskovichm@leidos.com

Investors:

Kelly P. Hernandez
(571) 526-6404
ir@leidos.com